Exhibit 99.2

Earnings Conference Call 2/6/12

Introduction Debra A. Wasser, SVP, Investor Relations

Safe Harbor Statement To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2010 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements. In addition, this presentation includes non-GAAP financial measures. For GAAP reconciliation, please refer to the reconciliation section in this presentation as well as Veeco’s financial press releases and 10-K and 10-Q filings available on www.veeco.com. Note: All results presented herein are for Veeco’s “Continuing Operations” which excludes the Metrology business sold to Bruker Corporation on October 7, 2010 and reflects the discontinuation of Veeco’s CIGS Solar Systems Business in the third quarter.

Introduction John Peeler, CEO

Q4 2011 Results David D. Glass, CFO

Q4 2011 Revenue & Profit In-Line with Guidance *See reconciliation to GAAP at end of presentation $ Millions Revenue decreased 36% from Q4 ‘10 GAAP EPS was $0.61 and non-GAAP EPS was $0.72 Gross margin was 43% Operating expenses declined $2M sequentially to $48M Adjusted EBITA was $39M, or 21% of sales Non-GAAP EPS Non-GAAP Net Income

Q4 2011 Revenue & Adjusted EBITA Data Storage $32M Down from $42M in Q4 2010 and $34M in Q3 2011 LED & Solar $160M Down from $258M in Q4 2010 and $234M Q3 2011 MOCVD at $150M in Q4 2011 ($M) Q4 ‘11 Q4 ’10 Adj EBITA $34.2 $107.6 ($M) Q4 ‘11 Q4 ‘10 Adj EBITA $5.2 $12.5 See reconciliation to GAAP at end of presentation Total Revenue: $192M

Q4 2011 Bookings: Weak in LED; Strong in Data Storage Data Storage $76M Thailand rebuild and capacity expansions drive record orders, up 258% sequentially Total Bookings: $143M LED & Solar $67M Down from $253M in Q4 2010 and $112M in Q3 2011 Q4 2011 MOCVD $59M & MBE $8M Book to Bill = .75 to 1; Backlog $333M

Veeco’s Strong Balance Sheet 12/31/2011 09/30/2011 Cash & Short-term Investments* $492 $449 Accounts Receivable 95 115 Inventory 113 128 Fixed Assets, Net 86 76 Total Assets 936 934 Long-term Debt (including current portion) 3 3 Equity 761 735 * Includes restricted cash of $0.6M at 12/31/11 and $22.9M at 9/30/11 ($ millions) Generated $57M cash from operations in Q4 Accounts receivable decreased to $95M (DSO = 45) Inventory declined by ~$14M to $113M (3.8 turns) Balance Sheet

Full-Year 2011 Highlights

Solid 2011 Performance *See reconciliation to GAAP at end of presentation $ Millions Non-GAAP EPS Record 2011 revenue $979M $296 million in adjusted EBITA Record Non-GAAP EPS of $5.01 Gross margins 48% Non-GAAP Net Income $931 Revenue

Strong Execution in a Dynamic Year Gained dramatic market share in LED as K465i and MaxBright systems penetrated top tier accounts and new LED players around the world Supported rapid expansion of new, emerging LED customer base in China Well-aligned with Data Storage customers to support rebuilding and expansion effort Expanded outsourced manufacturing partner relationships to flex capacity Established new China and Taiwan customer support sites Broke ground on new Korea R&D site to be open mid-2012

Business Update and Outlook

Short-Term LED Market Dynamics Remain Muted

LED Backlighting Demand Remains Weak

- …Despite BLU rush orders for new TV models in Q4
- Factory utilization rates remain low – 50-70% in Korea and Taiwan
- Customers cautious
- Global LED TV penetration rate in 2011 was ~40%; expect ~60-70% in 2012

Near-Term MOCVD Equipment Orders & Shipments to Remain Slow

- China MOCVD investment cycle continues to wind down
- Orders from Taiwan/China LED JVs are being delayed…Korea still quiet



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Copyright © 2012 Veeco Instruments Inc. All Rights Reserved.

LED Lighting Market is in its Infancy CHINA Expands LED Streetlight Replacements; China to release its LED incentive policy for the 12th 5-year plan LED Lighting Prices Approaching Mainstream Adoption Levels KOREA “20-60” Plan targeting 60% penetration of lighting by 2020 JAPAN Basic Energy Plan: specific goals for Energy Efficient Lighting < 5% of World’s Lighting is LED TAIWAN To replace 250,000 HID Streetlights with LEDs in 2012

Tier 1 LED Lighting & Chip Companies Position for Growth Philips to set up LED lighting plant in Chengdu, China Samsung EC merging with Samsung LED to accelerate LED lighting business Panasonic targets LED lighting sales >50% by 2016 New Energy-Star Toshiba LED’s installed at Louvre and Smithsonian Epistar forms strategic alliance with Asia’s largest CFL bulb maker LEDs for Less “The passing of Edison's bulb has already been decreed, and which of the two alternatives will replace it is at last becoming clear. It will be the LED.” - IEEE Spectrum

Veeco Roadmap Drives Multi-Billion Dollar MOCVD Opportunity in LED Lighting


LED TV Market
$4.3B1

LED Lighting Market: $13.3B[2]



2010

2011

2012 & Beyond

Veeco Roadmap Will Drive ~3X Epi Cost Reduction: Yield, Process Capability & Architecture

MaxBright Industry-first Multi-chamber System; 500% Productivity Increase

K465i Focus on Yield Improvement

After a 2012 Transition Year, MOCVD Demand Will Reaccelerate…Thousands of Additional Tools Will Be Needed Over the Next Few Years to Satisfy Lighting Market

17 Copyright © 2012 Veeco Instruments Inc. All Rights Reserved.

1) LED TV Revenue 2009 to 2011 IMS Research; 2) LED Lighting Revenue 2013 to 2015 IMS Research

R&D to Production MOCVD Growth Opportunities Vast supply of low cost, high quality large diameter Si wafers Leveraging existing depreciated Si semiconductor fabs & wafer level packaging process Enables lower LED cost Veeco engaged in top customer programs Power Electronics device market forecasted to be $25B by 20151 Growth from Solar, Wind and other clean energy applications Higher efficiency & switching speed than traditional Si Veeco winning at key global R&D players 1) Yole GaN-on-Si LED GaN Power Electronics Wind Mills Solar UPS Automobile

Growing Services Business Services business grew to nearly $100M in 2011, up >40% Broad range of spare parts, consumables, upgrades that drive tool performance 400 MOCVD reactors go “off-warranty” this year – sell extended plans Asia centers ideal for customer training and process development support New VCE business resells refurbished Data Storage tools with Veeco warranty

Foundation Businesses Balance MOCVD Cycles Data Storage and MBE provide: Customer and capital investment cycle diversity Exposure to hard drive, optical coating, wireless market growth Regional diversity (<10% revenues China, Korea, Taiwan) Consistent quarterly EBITA 10-30%1 Expect similar growth in 2012 on backlog tailwind Provide Growth, Earnings and Consistency Through MOCVD Cycles Data Storage and MBE Revenue CAGR 25% 2012 1) Quarterly adjusted EBITA for Data Storage and MBE Combined 2010-2011 $127M $181M $198M 2009 2010 2011

Q1 2012 Guidance Note: Guidance is for Veeco’s Continuing Operations See reconciliation to GAAP at end of presentation Q1 2012 Revenue $115 - $140M Gross Margins 43-45% Operating Spending $46-$49M Adjusted EBITA 6-13% GAAP EPS $0.04-$0.25 Non-GAAP EPS $0.13-$0.34

2012 Outlook See no signs of near-term improvement in MOCVD orders – recovery will be driven by LED lighting investments Data Storage, MBE and Services provide “cushion” during LED market pause Focused on driving future growth while delivering reasonable profitability in a down revenue year Maintain high R&D investment Highly-variable cost model Currently forecast annual revenue $500-$600 million NEW GRAPHIC TO COME

Veeco’s Value Proposition PROVEN ABILITY to execute through industry investment cycles COMPELLING LONG-TERM GROWTH STORY: enabling technology to support energy efficiency consumer electronics, network storage MARKET-LEADING POSITION in MOCVD as the world is poised for massive LED lighting adoption FOUNDATION BUSINESSES are # 1 players; generate cash and earnings during LED pause STRONG BALANCE SHEET enables future investments and growth

Q&A Session

Financial Tables

Income Statement Condensed Consolidated Statements of Income (In thousands, except per share data) (Unaudited) Three months ended Year ended December 31, December 31, 2011 2010 2011 2010 Net sales $ 191,685 $ 299,762 $ 979,135 $ 930,892 Cost of sales 108,597 144,579 504,801 481,407 Gross profit 83,088 155,183 474,334 449,485 Operating expenses (income): Selling, general and administrative 21,168 27,924 95,134 87,250 Research and development 26,669 17,827 96,596 56,948 Amortization 1,215 918 4,734 3,703 Restructuring 1,288 - 1,288 (179) Asset impairment 584 - 584 - Other, net (34) (1,674) (261) (1,490) Total operating expenses 50,890 44,995 198,075 146,232 Operating income 32,198 110,188 276,259 303,253 Interest (income) expense, net (317) 1,390 824 6,572 Loss on extinguishment of debt - - 3,349 - Income from continuing operations before income taxes 32,515 108,798 272,086 296,681 Income tax provision 8,927 5,375 81,584 19,505 Income from continuing operations 23,588 103,423 190,502 277,176 (Loss) income from discontinued operations, net of tax (3,312) 93,737 (62,515) 84,584 Net income $ 20,276 $ 197,160 $ 127,987 $ 361,760 Income (loss) per common share: Basic: Continuing operations $ 0.62 $ 2.62 $ 4.80 $ 7.02 Discontinued operations (0.09) 2.38 (1.57) 2.14 Income $ 0.53 $ 5.00 $ 3.23 $ 9.16 Diluted: Continuing operations $ 0.61 $ 2.46 $ 4.63 $ 6.52 Discontinued operations (0.09) 2.24 (1.52) 1.99 Income $ 0.52 $ 4.70 $ 3.11 $ 8.51 Weighted average shares outstanding: Basic 38,212 39,453 39,658 39,499 Diluted 38,771 41,972 41,155 42,514

Balance Sheets Condensed Consolidated Balance Sheets (In thousands) December 31, December 31, 2011 2010 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 217,922 $ 245,132 Short-term investments 273,591 394,180 Restricted cash 577 76,115 Accounts receivable, net 95,038 150,528 Inventories, net 113,434 108,487 Prepaid expenses and other current assets 40,756 34,328 Assets held for sale 2,341 - Deferred income taxes, current 10,885 13,803 Total current assets 754,544 1,022,573 Property, plant and equipment, net 86,067 42,320 Goodwill 55,828 52,003 Deferred income taxes - 9,403 Other assets, net 39,624 21,735 Total assets $ 936,063 $ 1,148,034 LIABILITIES AND EQUITY Current liabilities: Accounts payable $ 40,398 $ 32,220 Accrued expenses and other current liabilities 107,656 183,010 Deferred profit 10,275 4,109 Income taxes payable 3,532 56,369 Liabilities of discontinued segment held for sale 5,359 5,359 Current portion of long-term debt 248 101,367 Total current liabilities 167,468 382,434 Deferred income taxes 5,029 - Long-term debt 2,406 2,654 Other liabilities 640 434 Total liabilities 175,543 385,522 Equity 760,520 762,512 Total liabilities and equity $ 936,063 $ 1,148,034

Q411 and 2011 Reconciliation Reconciliation of GAAP to non-GAAP results (In thousands, except per share data) (Unaudited) Three months ended Year ended December 31, December 31, 2011 2010 2011 2010 Adjusted EBITA Operating income $ 32,198 $ 110,188 $ 276,259 $ 303,253 Adjustments: Amortization 1,215 918 4,734 3,703 Equity-based compensation 3,335 2,547 12,807 8,769 Restructuring 1,288 (1) - 1,288 (1) (179) (1) Asset impairment 584 (2) - 584 (2) - Inventory write-off 758 (3) - 758 (3) - Earnings from continuing operations before interest, income taxes and amortization excluding certain items ("Adjusted EBITA") $ 39,378 $ 113,653 $ 296,430 $ 315,546 Non-GAAP Net Income Net income from continuing operations (GAAP basis) $ 23,588 $ 103,423 $ 190,502 $ 277,176 Non-GAAP adjustments: Amortization 1,215 918 4,734 3,703 Equity-based compensation 3,335 2,547 12,807 8,769 Restructuring 1,288 (1) - 1,288 (1) (179) (1) Loss on extinguishment of debt - - 3,349 - Asset impairment 584 (2) - 584 (2) - Inventory write-off 758 (3) - 758 (3) - Non-cash portion of interest expense - 788 (4) 1,259 (4) 3,058 (4) Income tax effect of non-GAAP adjustments (2,667) (5) (34,193) (5) (9,108) (5) (89,706) (5) Non-GAAP Net Income $ 28,101 $ 73,483 $ 206,173 $ 202,821 Non-GAAP earnings per diluted share excluding certain items ("Non-GAAP EPS") $ 0.72 $ 1.75 $ 5.01 $ 4.77 Diluted weighted average shares outstanding 38,771 41,972 41,155 42,514 (1) During the fourth quarter of 2011, we recorded a restructuring expense of $1.3 million related to a company-wide reorganization. During the first quarter of 2010, we recorded a restructuring credit of $0.2 million associated with a change in estimate. (2) During the fourth quarter of 2011, we recorded a $0.6 million asset impairment charge associated with the discontinuance of a certain product line in our LED & Solar Segment. (3) During the fourth quarter of 2011, we recorded an inventory write-off of $0.8 million as a result of the discontinuance of a certain product line in our LED & Solar segment, which is included in cost of sales in the GAAP statement of income. (4) Adjustment to exclude non-cash interest expense on convertible subordinated notes. (5) By the end of 2010, the Company had fully utilized all prior NOL and tax credit carryfowards. As a result, beginning in 2011, the Company utilized the with and without method to determine the income tax effect of non-GAAP adjustments. During 2010 we provided for income taxes at a 35% statutory rate to determine income taxes on non-GAAP income. NOTE - This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on adjusted EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes adjusted EBITA reports baseline performance and thus provides useful information.

Q1 2012 Guidance Reconciliation Reconciliation of GAAP to non-GAAP results (In thousands, except per share data) (Unaudited) Guidance for the three months ending March 31, 2012 LOW HIGH Adjusted EBITA Operating income $ 2,343 $ 13,150 Adjustments: Amortization 1,298 1,298 Equity-based compensation 3,530 3,530 Earnings from continuing operations before interest, income taxes and amortization excluding certain items ("Adjusted EBITA") $ 7,171 $ 17,978 Non-GAAP Net Income Net income from continuing operations (GAAP basis) $ 1,662 $ 9,659 Non-GAAP adjustments: Amortization 1,298 1,298 Equity-based compensation 3,530 3,530 Income tax effect of non-GAAP adjustments (1,255) (1) (1,255) (1) Non-GAAP Net Income $ 5,235 $ 13,232 Non-GAAP earnings per diluted share excluding certain items ("Non-GAAP EPS") $ 0.13 $ 0.34 Diluted weighted average shares outstanding 38,900 38,900 (1) The Company utilizes the with and without method to determine the income tax effect of non-GAAP adjustments. NOTE - This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on adjusted EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes adjusted EBITA reports baseline performance and thus provides useful information.

Segment Data

Segment Bookings, Revenues, and Reconciliation
of Operating Income (Loss) to Adjusted EBITA (Loss)
(In thousands)
(Unaudited)

	Three months ended December 31,		Year ended December 31,	
	2011	2010	2011	2010
LED & Solar				
Bookings	$ 67,184	$ 252,912	$ 650,608	$ 968,143
Revenues	$ 160,100	$ 257,902	$ 827,797	$ 795,565
Operating income	$ 30,896	$ 106,328	$ 258,813	$ 296,599
Amortization	863	487	3,227	1,948
Equity-based compensation	906	826	3,473	1,764
Restructuring	204	-	204	-
Asset impairment	584	-	584	-
Inventory write-off	758	-	758	-
Adjusted EBITA	$ 34,211	$ 107,641	$ 267,059	$ 300,311
Data Storage				
Bookings	$ 75,899	$ 42,037	$ 167,249	$ 153,406
Revenues	$ 31,585	$ 41,860	$ 151,338	$ 135,327
Operating income	$ 4,377	$ 11,796	$ 35,464	$ 31,427
Amortization	352	373	1,424	1,522
Equity-based compensation	459	359	1,458	1,140
Restructuring	12	-	12	(179)
Adjusted EBITA	$ 5,200	$ 12,528	$ 38,358	$ 33,910
Unallocated Corporate				
Operating loss	$ (3,075)	$ (7,936)	$ (18,018)	$ (24,773)
Amortization	-	58	83	233
Equity-based compensation	1,970	1,362	7,876	5,865
Restructuring	1,072	-	1,072	-
Adjusted loss	$ (33)	$ (6,516)	$ (8,987)	$ (18,675)
Total				
Bookings	$ 143,083	$ 294,949	$ 817,857	$ 1,121,549
Revenues	$ 191,685	$ 299,762	$ 979,135	$ 930,892
Operating income	$ 32,198	$ 110,188	$ 276,259	$ 303,253
Amortization	1,215	918	4,734	3,703
Equity-based compensation	3,335	2,547	12,807	8,769
Restructuring	1,288	-	1,288	(179)
Asset impairment	584	-	584	-
Inventory write-off	758	-	758	-
Adjusted EBITA	$ 39,378	$ 113,653	$ 296,430	$ 315,546

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Copyright © 2012 Veeco Instruments Inc. All Rights Reserved.

Veeco

Earnings Conference Call 2/6/12